SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by Registrant  /X/
Filed by a Party other than the Registrant  /  /

Check the appropriate box:
/ /      Preliminary Proxy Statement        / /   Confidential, for Use of the
/X/      Definitive Proxy Statement               Commission Only (as permitted)
/ / Soliciting Material Pursuant to Section by Rule 14a-6(e)(2)) 240.14a-11(c) or Section 240.14a-12

                             NBG RADIO NETWORK, INC
--------------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/     No fee required.
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)      Title of each class of securities to which transaction applies:

                 ---------------------------------------------------------------
        (2)      Aggregate number of securities to which transaction applies:

                 ---------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 ---------------------------------------------------------------
        (4)      Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------------------
        (5)      Total fee paid:

                 ---------------------------------------------------------------
/ /     Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)      Amount Previously Paid:

                 ---------------------------------------------------------------
        (2)      Form, Schedule or Registration Statement No.:

                 ---------------------------------------------------------------
        (3)      Filing Party:

                 ---------------------------------------------------------------
        (4)      Date Filed:

                 ---------------------------------------------------------------

                             NBG RADIO NETWORK, INC.
                         520 SW Sixth Avenue, Suite 750
                               Portland, OR 97204

            --------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           to be held on July 27, 1999

            --------------------------------------------------------





To the Stockholders of NBG Radio Network, Inc.:

       You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of NBG Radio Network, Inc. (the "Company"), which will be held at 10:00 a.m. (local time) on July 27, 1999 at The Oregon Golf Club, 25700 SW Pete's Mountain Road, West Linn, Oregon 97068, to consider and act upon the following matters:

            1. The election of a Board of Directors consisting of five (5) persons to hold office for a one-year term and until their successors are duly elected and qualified.

            2. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

       Only stockholders of record at the close of business on May 31, 1999 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.



Date:  June 30, 1999                         By Order of the Board of Directors,



                                             J.J. Brumfield, Secretary

            Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card which is being solicited on behalf of the Board of Directors, and return it without delay in the enclosed postage prepaid envelope. Your proxy is revocable and will not be used if you are present and prefer to vote in person or if you revoke the proxy.

                             NBG RADIO NETWORK, INC.
                         520 SW Sixth Avenue, Suite 750
                               Portland, OR 97204


            --------------------------------------------------------


                                 PROXY STATEMENT


            --------------------------------------------------------

         These proxy materials are being furnished to holders of common stock, $.001 par value ("Common Stock"), of NBG Radio Network, Inc., a Nevada corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company and for any adjournment or adjournments thereof (the "Annual Meeting"), to be held at 10:00 a.m. (local time) on July 27, 1999 at The Oregon Golf Club, 25700 SW Pete's Mountain Road, West Linn, Oregon 97068, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A form of proxy (the "Proxy") for the Annual Meeting, on which you may indicate your votes as to the proposal described in this Proxy Statement, is enclosed.

         All Proxies that are properly completed, signed and returned to the Company prior to the Annual Meeting, and that have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of contrary instructions, shares represented by such Proxy will be voted FOR the election of the nominees for Director as set forth herein.

         A plurality of the votes cast by the shares entitled to vote at the Annual Meeting is required to elect directors. Shares represented by Proxies that are marked to withhold authority will be counted in determining the existence of a quorum. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will be counted in determining the existence of a quorum and will be voted "FOR" election of the nominees.

         On May 31, 1999 (the "Record Date"), there were 10,840,700 shares of Common Stock outstanding held by 917 holders of record. Only holders of Common Stock as of the Record Date will be entitled to vote at the Annual Meeting.

         The Board of Directors does not anticipate that the director nominees will be unavailable for election and does not know of any other matters that may be brought before the Annual Meeting. In the event that any other matter shall come before the Annual Meeting or the nominees are not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies with respect to such matter in accordance with their best judgment, unless specifically instructed otherwise.

         A stockholder may revoke the Proxy at any time before it is exercised by filing a notice of revocation with the Secretary of the Company at its principal executive offices, by filing a duly executed Proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote the shares in person.

         A list of stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder, for any purpose germane to the meeting, at the executive offices of the Company, 520 SW Sixth Avenue, Suite 750, Portland, Oregon 97204, during ordinary business hours for ten days prior to the Annual Meeting. Such list will also be available during the Annual Meeting.

         This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the Proxy, the 1998 Annual Report to Stockholders, including financial statements, are expected to be mailed commencing on or about June 30, 1999 to stockholders of record on May 31, 1999.

                                VOTING SECURITIES

         May 31, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. As of that date, the Company had 10,840,700 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote with respect to each matter set forth in the Notice of Meeting.

         The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of February 15, 1999 as to (i) each person who is known by the Company to own beneficially 5% or more of the outstanding shares of the Company's Common Stock, (ii) each director and Named Executive Officer and (iii) all Directors and officers as a group. The persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to the table.

------------------------------------------ ------------------------------- --------------------
        (1)                (2)                          (3)                          (4)
                   Name and Address of          Amount and Nature of
 Title of Class    Beneficial Owner            Beneficial Ownership          Percent of Class

----------------  -------------------------- ------------------------------- ------------------
 Common Stock     John A. Holmes, III                 705,000 (1)                     5%
                  3728 SW Hillsdale Drive
                  Portland, OR 97221
 Common Stock     Peter Jacobsen                      147,000 (2)                     1%
                  8700 SW Nimbus Avenue #B
                  Beaverton, OR 97008
 Common Stock     Dick Versace                        102,000 (3)                 Less than 1%
                  733 East Maywood
                  Peoria, IL 61603
 Common Stock     Steven R. Sears                     331,650 (4)                      2%
                  13800 Stampher
                  Lake Oswego, OR 97034
 Common Stock     Christopher J. Miller               350,000 (5)                      2%
                  11888 SW Breyman Avenue
                  Portland, OR 97219
 Common Stock     Gary Henin                          801,000 (6)                      6%
                  600 SE 55th
                  Portland, OR 97215
Directors and Executive Officers
     as a group (9 persons)                          2,632,156 (7)                    18%
----------------------------

(1) Represents 225,000 common shares and options to purchase 480,000 common shares without performance or vesting restrictions as of the date indicated above. In addition, Mr. Holmes reported the sale of 10,000 common shares on a Form 4 filed May 10, 1999.

(2) Represents 87,000 common shares and options to purchase 60,000 common shares without performance or vesting restrictions.
(3) Represents 42,000 common shares and options to purchase 60,000 common shares without performance or vesting restrictions.
(4) Represents 223,650 common shares and options to purchase 90,000 common shares without performance or vesting restrictions and 18,000 immediately exercisable warrants, as of the date indicated above. In addition, Mr. Sears reported the acquisition of an additional 2,000 common shares on a Form 4 filed May 10, 1999.
(5) Represents 175,000 common shares and options to purchase 175,000 common shares without performance or vesting restrictions.
(6) Represents 570,000 common shares and immediately exercisable warrants to purchase 231,000 common shares.
(7) Represents 1,149,156 common shares and options to purchase 1,405,000 common shares without performance or vesting restrictions. Also includes 78,000 immediately exercisable warrants. Does not include the transactions reported by Messrs. Holmes and Sears on May 10, 1999, described in notes
      (1) and (4) above.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         The five (5) nominees for election as Directors of the Company at the Annual Meeting are currently serving as Directors of the Company. If elected, a Director of the Company will hold office until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified or until his death, resignation or removal. It is intended that the accompanying form of Proxy will be voted FOR the election as Directors of the nominees named below, unless the Proxy contains contrary instructions.

         Management has no reason to believe that the nominees will not be candidates or will be unable to serve. However, in the event that any nominee should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of the remainder of those named, and for such substitute person as shall be designated by the Directors.

         The following table sets forth information concerning nominees for Director of the Company.

Directors

Name                       Position                                  Age

John A. Holmes, III        President, Chief Executive Officer,
                                 and Chairman of the Board            28
Peter Jacobsen             Director                                   45
Dick Versace               Director                                   44
Steven R. Sears            Director                                   33
Christopher J. Miller      Director                                   40

       With the exception of Christopher J. Miller, all of the Directors were elected to office on January 30, 1998. Mr. Schilling resigned as a Director on January 27, 1999 for personal reasons. Mr. Miller was appointed to fill the vacancy created by Mr. Schilling's resignation.

      John A. Holmes, III, age 28, has been President, CEO, and Chairman of the Board since January 30, 1998. Prior to that, Mr. Holmes served as the General Manager of the Company since its inception in March of 1996. Before joining the Company, Mr. Holmes worked in radio syndication with ITEX Media Services, Inc. from August 1993 until May 1996. Previously, he worked for KMOV-CBS TV as a sports producer from January 1991 through May 1993. From June of 1990 until December of 1990 Mr. Holmes worked for Radio Personalities, Inc. where he was Executive Producer for the following short form radio programs - "Offsides with Dan Dierdorf" and "Talkin' Roundball with Dick Vitale."

      Peter Jacobsen, age 45, has been a director with the Company since January 30, 1998. He is currently the host of one of the Company's short form features, "Teein' It Up with Peter Jacobsen." Mr. Jacobsen, a member of the PGA Tour, has multiple PGA Tour wins and has participated on two Ryder Cup teams. He has also been an on course commentator for ABC and ESPN.

      Dick Versace, age 44, has been a director with the Company since 1997. Mr. Versace has coached basketball at all levels, high school, college, and the NBA. Most recently he coached in the NBA with the Milwaukee Bucks. Prior to taking the position with the Bucks, Mr. Versace was a television studio host and color analyst for TNT on the Turner Broadcasting Network.

      Steven R. Sears, age 33, has been a director of the Company since January 30, 1998. He is originally from Long Beach, California where he was President of the family owned construction business, Sears Roofing Service, Inc. He also served as Vice President for Robert Kerr & Associates, a real estate construction company in Portland, Oregon.

       Christopher J. Miller, age 40, has been a director of the Company since January 27, 1999. The Board of Directors appointed Mr. Miller to the position after the resignation of Jim Schilling. Mr. Miller is also the Chief Operating Officer of NBG Solutions, Inc. as a result of the MTek Technical Solutions, Inc. acquisition. Previously, Mr. Miller worked for US Bank in Portland, Oregon as Vice President and manager of its West Region Client Services Group and Institutional Financial Services. While at US Bank Mr. Miller also worked as Senior Project Manager of Institutional Financial Services and the Project Manager and Consultant for US Bank Trust Division. Prior to working for US Bank Mr. Miller worked for Bank of America as Vice President and Regional Manager of Global Securities Services. While at Bank of America, Mr. Miller also worked as Vice President and Manager of Southern California Institutional Client Administration and Global Securities Services.

Director Meetings and Committees

         The Board of Directors held four meetings during Fiscal 1998 and conducted other business by unanimous written consent. Each Director attended at least 75% of the Board meetings, except Mr. Jacobson, who attended 50% of the Board meetings. The Company does not have standing audit, nominating or compensation committees of the Board of the Directors, or committees performing similar functions.

Directors Compensation

         Directors of the Company are not currently compensated for their services. However, Directors are reimbursed for all reasonable expenses incurred on behalf of the Company. Directors are also eligible for options under the Company's 1998 Stock Incentive Plan. During Fiscal 1998, Messrs. Jacobsen, Versace, Sears, and Holmes were granted options to purchase 20,000, 20,000, 30,000 and 160,000 shares of Common Stock, respectively, at a price of $ 1 5/8 per share.

             The Board of Directors recommends that the stockholders vote "FOR" all the nominees listed in the foregoing Proposal 1

                               EXECUTIVE OFFICERS

         The names and business backgrounds of Executive Officers of the Company who are not Directors of the Company are:


Name                      Position                                        Age
----                      --------                                        ---
John J. Brumfield         Vice President/Finance,
                                  Chief Financial Officer and Secretary    31
Oliver J. Holmes          Vice President/Affiliate Relations               26
David J. Thibeau          Vice President/Chief Technical Officer           40

      John J. Brumfield, age 31, has been Vice President/Finance and CFO since January 30, 1998. From December 1996 to January 1998 he was the Controller for the Company. From February 1996 to September 1996 he was a staff accountant for ITEX Corporation. From September of 1994 until February 1996 Mr. Brumfield was a professional golfer. Prior to that, he worked for the public accounting firm of Bogumil, Holzgang & Associates as a staff accountant from July 1991 to September 1994.

      Oliver J. Holmes, age 26, has been Vice President of Affiliate Relations for the Company since January 30, 1998. Mr. Holmes has been manager of the Affiliate Relations department since July 1996. Prior to working for the Company, Mr. Holmes managed Underwater Safari's dive shop in the Virgin Islands. Prior to that, he worked in affiliate relations for Radio Personalities, Inc., an independent radio syndicator.

      David J. Thibeau, age 40, has been Vice President/Chief Technical Officer for NBG Solutions, Inc. since February 1, 1999 as a result of the MTek Technical Services, Inc. acquisition. From the Fall of 1997 until early 1999, Mr. Thibeau worked at MTek Technical Services, Inc., focusing on new account strategies to grow, develop and expand the kiosk business and traditional labeling systems. From 1993 to 1997, Mr. Thibeau worked in various managerial and senior management positions, including President of Sunmark Data, Inc. (a top 100 sized form, labeling systems, inventory control and system distributor).

Family Relationships

       John A. Holmes, III, President and CEO is the older brother of the Vice President of Affiliate Relations, Oliver J. Holmes.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth all cash compensation, including bonuses and deferred compensation, paid for the fiscal years ended November 30, 1998, 1997 and 1996 by the Company to its President and Chief Executive Officer and any Named Executive Officers who received compensation in excess of $100,000 during such years.

                           SUMMARY COMPENSATION TABLE

                            Annual Compensation           Long-Term Compensation
                         -------------------------- -----------------------------------
                                                             Awards           Payouts
                                                    -----------------------  ----------
                                            Other                 Securities
   Name and                                 Annual                Underlying             All Other
   Principal                               Compensa- Restricted    Options/     LTIP     Compensa-
   Position                Salary   Bonus     tion      Stock        SARs      Payouts     tion
      (a)         Year       ($)     ($)      ($)      Award(s)       (#)        ($)       ($)
                   (b)       (c)     (d)      (e)        (f)          (g)        (h)       (i)
--------------- -------- --------- ------ --------- ------------ ----------  --------- -----------
John A.           1998     $53,840   $-0-    $-0-        -0-       480,000      $-0-      $-0-
Holmes, III,      1997     $44,655   $-0-    $-0-        -0-          -0-       $-0-      $-0-
President and     1996     $18,272   $-0-    $-0      25,000 (1)      -0-       $-0-      $-0-
CEO
--------------- -------- --------- ------ --------- ------------ ----------  --------- -----------

(1) The fair market value at time of issuance was $0.38 per share with a total value of $9,473. The shares have no vesting or performance restrictions and there are no restrictions on dividends.

Option (SAR) Grants Table


         The following table sets forth all individual grants of stock options (whether or not in tandem with SARs) and freestanding SARS (including options and SARs that subsequently have been transferred) made during the fiscal year ended November 30, 1998 by the President and Chief Executive Officer and any Named Executive Officers who received compensation in excess of $100,000 during such year.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

                         Number Of    Percent Of Total
                        Securities      Options/SARs
                        Underlying       Granted To
                       Options/SARs     Employees In   Exercise or Base
       Name             Granted (#)     Fiscal Year      Price ($/Sh)    Expiration Date
        (a)                 (b)              (c)             (d)               (e)
--------------------- -------------- ----------------- ----------------- -------------------
John A. Holmes, III,
President and CEO       480,000 (1)           31%         $0.54/share       June 12, 2000


(1) The options became exercisable on June 12, 1998 and are not subject to any performance or vesting restrictions.


Aggregate Option/SAR Exercises In Last Fiscal Year and FY-End Options/SAR Values Table

         The following table sets forth information concerning each exercise of stock options (or tandem SARs) and freestanding SARS during the fiscal year ended November 30, 1998 by the Company to its President and Chief Executive Officer and any Named Executive Officers who received compensation in excess of $100,000 during such year and the year-end value of unexercised options and SARs for such persons.

               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTIONS/SAR VALUES

                                                       Number Of
                                                      Unexercised           Value Of
                                                       Securities         Unexercised
                                                      Underlying          In-The-Money
                                                    Options/SARs At      Option/SARs At
                      Shares Acquired    Value         FY-End (#)           FY-End ($)
                        On Exercise     Realized      Exercisable/         Exercisable/
         Name               (#)            ($)       Unexercisable        Unexercisable
         (a)                (b)            (c)            (d)                 (e)
--------------------  ---------------  -----------  ----------------  ------------------
John A. Holmes, III,
President and CEO          50,000        $30,000      480,000/0           $540,000/$-0-

Employment Agreement

         Effective November 1, 1998, the Company entered into a five year employment agreement with John A Holmes, III, President and CEO. The employment agreement provides for a base salary of $86,400 per annum, which will be increased annually at the rate of the Consumer Price Index (CPI) plus 15%. In addition, the employment agreement provides that Mr. Holmes will be paid a minimum of 10% more than the next highest paid employee of the Company and its subsidiaries. Mr. Holmes has the right to terminate the agreement upon three months' prior written notice. The Company, at its discretion, has the right to terminate the employment agreement at any time without reason upon three months' prior written notice or payment in lieu of notice equaling three months' compensation. The Company may also terminate Mr. Holmes for cause without prior written notice. The employment agreement also provides that in the event Mr. Holmes is terminated or resigns following a "change in control" (as defined in the employment agreement) of the Company, the Company will pay to Mr. Holmes an amount equal to three times his base salary at the time of his termination or resignation.

Stock Incentive Plan

         The Company has established the NBG Radio Network, Inc. 1998 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to attract and retain the services of (1) selected employees, officers and directors of the Company or of any subsidiary of the Company and (2) selected non-employee agents, consultants, advisors, persons involved in the sale or distribution of the Company's products and independent contractors of the Company or any subsidiary. The Plan has not been submitted to a vote of the stockholders of the Company.

         The Plan provides for the grant of options to qualified directors, employees (including officers), independent contractors and consultants of the Company to purchase an aggregate of 3,000,000 shares of Common Stock. The Plan is currently administered by the Board of Directors, which determines, among other things, the persons to be granted options under the Plan, the number of shares subject to each option and the option price.

         The Plan allows the Company to grant the following types of awards: (i) Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended ("ISO's"); (ii) options other than ISOs ("Non-Statutory Stock Options"); (iii) stock bonuses; (iv) stock appreciation rights ("SAR's") in tandem with ISO's or Non-Statutory Stock Options; (vi) cash bonus rights;
(vii) performance units; and (viii) foreign qualified awards. at any time within 10 years from the date the Plan was adopted.

         The exercise price of ISO's and SAR's granted in tandem with ISO's, if any, will be the fair market value of the shares of Common Stock, determined as specified in the Plan, covered by such option on the date such option is granted. If at the time an ISO is granted the optionee holds more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the purchase price of such options will be one hundred ten percent (110%) of the fair market value of the shares of Common Stock covered by such option on the date such option is granted. The exercise price of Non-Statutory Stock Options and SAR's granted in tandem with Non-Statutory Stock Options will be determined by the Board of Directors at the time of grant and may be any amount determined by the Board of Directors.

         Each ISO and, unless otherwise determined by the Board of Directors, each other option granted under the Plan by its terms will be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except (i) to an optionee's family member by gift or domestic relations order; or (ii) by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death.

         Non-Statutory Stock Options will have a term fixed by the Board of Directors. ISOs will have a term of no more than ten years, except that ISOs granted to an optionee owning more than 10% of the outstanding Common Stock will have a term of no more than five years and must be granted to and exercised by employees of the Company (including officers).

         In June 1998, the Company granted Non-Statutory Options under the Plan to employees, officers, directors, and selected third parties to acquire up to 520,000 shares of Common Stock for $1.63 per share. These options expire in June 2000, if not exercised earlier. All stock options became exercisable upon the date of grant.

Certain Relationships and Related Transactions

         On January 25, 1999, the Company completed its acquisition of MTek Technical Services, Inc., a kiosk integration company providing customized technical solutions, bar coding, and distribution channels. In the acquisition, the Company acquired assets and assumed certain liabilities of MTek Technical Services, Inc. for the purchase price of $1,367,000. The purchase price consisted of $100,000 in cash and 350,000 shares (175,000 shares of Common Stock to each of Messrs. Miller and Thibeau). As a result of the acquisition, Mr. Miller became the Chief Operating Officer of NBG Solutions, Inc., a subsidiary of the Company under an Employment Agreement, was appointed to the Board of Directors of the Company, and was granted options to purchase 175,000 shares of Common Stock at $3.10 per share. In addition, Mr. Thibeau became Vice President/Chief Technology Officer of NBG Solutions, Inc. and was granted options to purchase 175,000 shares of Common Stock at $3.10 per share.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by Proxies will be voted in favor of the proposal described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to Section 16 of the Securities Exchange Act of 1934, the Company's executive officers, Directors and persons who own more than ten percent of the Company's Common Stock, are required to file certain reports, within specified time periods, indicating their holdings of and transactions in the Common Stock and derivative securities. Based solely on written representations made to the Company and the Company's review of Forms 3, 4, and 5 furnished to the Company pursuant to Section 16 of the Securities Exchange Act, the Company is aware of the following late filings: (i) Mr. John A. Holmes, III - Form 3 and Form 4 relating to one transaction; (ii) Mr. Brumfield - Form 3 and two Forms 4 relating to one transaction each; (iii) Mr. Oliver Holmes - Form 3 and Form 4 relating to one transaction; (iv) Mr. Gavoni - Form 3 and Form 4 relating to one transaction; (v) Mr. Morgan - Form 3 and Form 4 relating to one transaction; (vi) Mr. Jacobsen - Form 3 and Form 4 relating to one transaction;
(vii) Mr. Versace - Form 3 and Form 4 relating to one transaction; and (viii) Mr. Sears - Form 3 and two Forms 4 relating to one transaction each.

                                    EXPENSES

         The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone and facsimile by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

                              STOCKHOLDER PROPOSALS

         No person who intends to present a proposal for action at a forthcoming stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record beneficial owner of at least $2,000 in market value, or 1%, of the shares of Common Stock, has continuously held such shares for at least one year at the time the proposal is submitted, and continues to own such shares through the date on which the meeting is held; (b) provides the Company in writing with his name, address, the number of shares held by him and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership; (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under Nevada law to present his proposal for action; and (d) submits his proposal timely. A proposal to be included in the proxy statement or proxy for the Company's next annual meeting of stockholders, will be submitted timely only if the proposal has been received at the Company's principal executive office no later than March 3, 2000 (assuming proxy statements for the 1999 Annual Meeting of Stockholder are mailed around July 1, 2000). If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of Proxies for such meeting is made.

         Even if the foregoing requirements are satisfied, a person may submit only one proposal with a supporting statement of not more than 500 words, if the latter is requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

         The proxies appointed by the Company will have discretionary authority to vote on any proposal which in presented at the 1999 Annual Meeting of Stockholders and not contained in the Company's proxy materials unless the Company receives notice of such proposal at its principal office no later than May 15, 2000.


                                   ACCOUNTANTS

         In December 1998, the Company's management, with the knowledge of the Board of Directors, dismissed the auditors Andersen, Andersen & Strong, L.C. and hired the public accounting firm of Moss Adams, LLP to act as the Company's new auditor. The principal accountant's report for the financial statements from the past two years, performed by Andersen, Andersen & Strong, L.C. does not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

         It is expected that representatives of Moss Adams, LLP will be present at the meeting to make any statements they desire to make and to answer questions directed to them.

                              AVAILABLE INFORMATION

         Copies of the Company's Annual Report on Form 10-KSB for the year ended November 30, 1998, and each following Quarterly Report, as filed with the Securities and Exchange Commission, including the financial statements, are incorporated by reference and can be obtained without charge by stockholders (including beneficial owners of the Company's Common Stock), and exhibits may be obtained at a reasonable charge, upon written or oral request to the Company's Secretary, at 520 SW 6th Avenue, Suite 750, Portland, Oregon 97204, (503) 802-4624. The Company's EDGAR filings, including exhibits, can be obtained from the Securities and Exchange Commission's World Wide Web site: www.sec.gov.

                                              BY ORDER OF THE BOARD OF DIRECTORS


Portland, Oregon                              J.J. Brumfield
June 30, 1999                                 Secretary

APPENDIX A
                             NBG RADIO NETWORK, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 27, 1999

The undersigned, a holder of Common Stock of NBG Radio Network, Inc., a Nevada corporation (the "Company"), appoints JOHN A. HOLMES, III and J.J. BRUMFIELD, and each of them, the proxies of the undersigned, each with full power to appoint his substitute, and authorizes each to attend, represent and vote for the undersigned, all of the shares of the Company held of record by the undersigned on May 31, 1999, at the Annual Meeting of Stockholders of the Company to be held at The Oregon Golf Club, 25700 SW Pete's Mountain Road, West Linn, Oregon 97068 at 10:00 a.m. (Local Time), on July 27, 1999 and any adjournment(s) thereof, as follows:

Please mark your vote as indicated in the example    [X]

      ELECTION OF DIRECTORS, AS PROVIDED IN THE COMPANY'S PROXY STATEMENT:

      FOR all nominees listed               WITHHOLD AUTHORITY to
               below.   [_]                 vote for all nominees below.   [_]

(Instructions: To withhold authority to vote for any individual nominee, strike a line through or otherwise strike out the nominee's name below.)

 [_]  John A. Holmes, III           [_]  Peter Jacobsen        [_]  Dick Versace

      [_]  Steven R. Sears                        [_]  Christopher J. Miller


THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NAMED ABOVE AND AS SUCH PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING.

STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THIS PROXY CARD AND TO RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.


                                          DATE:                           , 1999
                                               ---------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------
                                                       (Signature or Signatures)

Please sign EXACTLY as your name appears on the Stock Certificate. When signing as a fiduciary or representative, give full title. For joint accounts, please furnish all signatures.



             PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. IT IS IMPORTANT THAT YOU VOTE.